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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 28, 2003
                        (DATE OF EARLIEST EVENT REPORTED)




                            THE NAUTILUS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




        Washington                  000-25867                     94-3002667
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
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              (Address of principal executive offices and zip code)



                                 (360) 694-7722
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         On October 28, 2003, The Nautilus Group, Inc. issued a press release announcing third quarter 2003 earnings and fiscal year 2003 earnings estimates. The press release also included the declaration of the regular quarterly dividend for the fourth quarter of 2003 and updated the latest developments in the legal proceedings between The Nautilus Group, Inc. and ICON Health and Fitness, Inc. A copy of the press release is attached as Exhibit 99.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         The following exhibit is furnished herewith and this list constitutes the exhibit index:

         Exhibit No.     Description
         -----------     -----------

             99 The Nautilus Group, Inc. Press Release, dated October 28, 2003, announcing third quarter 2003 earnings and fiscal year 2003 earnings estimates, declaring the regular quarterly dividend for the fourth quarter of 2003, and updating the latest developments in the legal proceedings between The Nautilus Group, Inc. and ICON Health and Fitness, Inc.




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 28, 2003, The Nautilus Group, Inc. issued a press release announcing third quarter 2003 earnings and fiscal year 2003 earnings estimates. The press release also included the declaration of the regular quarterly dividend for the fourth quarter of 2003 and updated the latest developments in the legal proceedings between The Nautilus Group, Inc. and ICON Health and Fitness, Inc. A copy of the press release is attached as Exhibit 99.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE NAUTILUS GROUP, INC.
                                             (Registrant)


October 28, 2003                             By: /s/  Rod W. Rice
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(Date)                                           Rod W. Rice,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary